U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 30, 1998
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                                (Date of Report)



                                  Midland, Inc.
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             (Exact Name of Registrant as spe cified in its charter)



                                    Colorado
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                 (State or other jurisdiction of incorporation)



                               0-20697 84-1078201
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          (Commission File Number) (IRS Employer Identification Number)



             1073 4th Street, Ste. 3, Stone Mountain, Georgia 30083
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           (Address of principal executive offices including zip code)



                P.O. Box 2469, Stone Mountain, Georgia 30086-2469
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                      (Mailing address, including zip code)



                                 (770) 413-8734
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               (Registrant's telephone number including area code)



                      1999 Broadway, Ste. 3235, Denver, CO
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          (Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant:

On December 30, 1998, Mr. Mark S. Pierce appointed Mr. Roger F. Tompkins to serve as the sole director and executive officer of Midland, Inc., concurrently resigning all positions which he then held in the corporation in order to pursue other business opportunities.


Item 2. Acquisition or Disposition of Assets:  Not Applicable.


Item 3. Bankruptcy or Receivership:  Not Applicable.


Item 4. Changes in Registrant's Certifying Accountant:  Not Applicable.


Item 5. Other Events:  None.


Item 6. Resignation of Registrant's Directors:  Not Applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits: Not Applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MIDLAND, INC.  (Registrant)


By: /s/ Roger F. Tompkins
   -----------------------------------------
   Roger F. Tompkins, Chief Executive Officer


DATE: January 21, 1999